Exhibit 24


                                POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of United National Bancorp (the "Corporation"), does hereby appoint Thomas C. Gregor his or her true and lawful attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.


         Signature                                     Title                           Date

/S/ THOMAS C. GREGOR                                Chairman, President, Chief       April 15, 1997
-------------------------------------------        Executive Officer and Director
(Thomas C. Gregor)                                 (Principal Executive Officer)

/S/ DONALD W. MALWITZ                              Vice-President and Treasurer      April 17, 1997
-------------------------------------------         (Principal Financial Officer)
(Donald W. Malwitz)

/S/ A. RICHARD ABRAHAMIAN                             Senior Vice-President          April 15, 1997
-------------------------------------------         (Principal Accounting Officer)
(A. Richard Abrahamian)

/S/ GEORGE W. BLANK                                          Director                April 15, 1997
-------------------------------------------
(George W. Blank)

/S/ DONALD A. BUCKLEY                                        Director                April 15, 1997
-------------------------------------------
(Donald A. Buckley)

/S/ C. DOUGLAS CHERRY
--------------------------------------------                 Director                April 15, 1997
(C. Douglas Cherry)

/S/ CHARLES E. HANCE                                         Director                April 15, 1997
-------------------------------------------
(Charles E. Hance)

/S/ JOHN R. KOPICKI                                          Director                April 15, 1997
-------------------------------------------
(John  R. Kopicki)

/S/ ANTONIO S. MAROTTA                                       Director                April 15, 1997
-------------------------------------------
(Antonio S. Marotta)

/S/ JOHN W. McGOWAN III                                      Director                April 15, 1997
-------------------------------------------
(John W. McGowan III)

/S/ PATRICIA A. McKIERNAN                                    Director                April 15, 1997
-------------------------------------------
(Patricia A. McKiernan)

/S/ CHARLES N. POND, JR.                                     Director                April 15, 1997
-------------------------------------------
(Charles N. Pond, Jr.)

/S/ KENNETH W. TURNBULL                                      Director                April 15, 1997
-------------------------------------------
 (Kenneth W. Turnbull)

/S/ DAVID R. WALKER                                          Director                April 15, 1997
-------------------------------------------
(David R. Walker)

/S/ RONALD E. WEST                                           Director                April 15, 1997
(Ronald E. West)

/S/ GEORGE J. WICKARD                                        Director                April 15, 1997
-------------------------------------------
(George J. Wickard)
